Exhibit 99.2

                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
FINANCIAL HIGHLIGHTS
                                                                 Millions of Dollars
                                                    Three Months Ended      Twelve Months Ended
                                                        December 31              December 31
                                                      2004      2003**         2004     2003**
Revenues
   Sales and other operating revenues*             $39,385       25,845     135,076      104,246
   Equity in earnings of affiliates                    555          151       1,535          542
   Other income (loss)                                 132          (34)        305          309
                                                  ---------   ----------   ---------  -----------
                                                    40,072       25,962     136,916      105,097
                                                  ---------   ----------   ---------  -----------
Costs and expenses
   Purchased crude oil and products                 26,984       16,591      90,182       67,475
   Production and operating expenses                 2,060        1,929       7,372        7,144
   Selling, general and administrative expenses        615          568       2,128        2,179
   Exploration expenses                                192          211         703          601
   Depreciation, depletion and amortization          1,030          911       3,798        3,485
   Property impairments                                101           60         164          252
   Taxes other than income taxes*                    4,609        3,826      17,487       14,679
   Accretion on discounted liabilities                  45           38         171          145
   Interest and debt expense                           141          197         546          844
   Foreign currency transaction (gains) losses          17          (50)        (36)         (36)
   Minority interests                                    3            4          32           20
                                                  ---------   ----------   ---------  -----------
                                                    35,797       24,285     122,547       96,788
                                                  ---------   ----------   ---------  -----------
   Income from continuing operations before income
      taxes and subsidiary equity transactions       4,275        1,677      14,369        8,309
   Gain on subsidiary equity transactions                -            -           -           28
                                                  ---------   ----------   ---------  -----------
   Income from continuing operations before income
     taxes                                           4,275        1,677      14,369        8,337
   Provision for income taxes                        1,795          692       6,262        3,744
                                                  ---------   ----------   ---------  -----------
   Income from continuing operations                 2,480          985       8,107        4,593
   Income (loss) from discontinued operations          (48)          36          22          237
                                                  ---------   ----------   ---------  -----------
   Income before cumulative effect of changes in
     accounting principles                           2,432        1,021       8,129        4,830
   Cumulative effect of changes in accounting
    principles                                           -            -           -          (95)
                                                  ---------   ----------   ---------  -----------
Net income                                          $2,432        1,021       8,129        4,735
                                                  =========   ==========   =========  ===========

Income (loss) per share of common stock
   Basic
     Continuing operations                           $3.57         1.45       11.74         6.75
     Discontinued operations                         (0.07)        0.05        0.03         0.35
     Before cumulative effect of changes in
      accounting
        principles                                    3.50         1.50       11.77         7.10
     Cumulative effect of changes in accounting
      principles                                         -            -           -        (0.14)
     Net income                                      $3.50         1.50       11.77         6.96
   Diluted
     Continuing operations                           $3.51         1.43       11.57         6.70
     Discontinued operations                         (0.07)        0.05        0.03         0.35
     Before cumulative effect of changes in
      accounting
        principles                                    3.44         1.48       11.60         7.05
     Cumulative effect of changes in accounting
      principles                                         -            -           -        (0.14)
     Net income                                      $3.44         1.48       11.60         6.91

Average common shares outstanding (in thousands)
     Basic                                         695,458      681,681     690,784      680,490
     Diluted                                       706,334      688,516     700,650      685,433

  *Includes excise taxes on petroleum products
   sales:                                           $4,284        3,590      16,357       13,705

**Reclassified to conform to current year presentation.



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

                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
SELECTED FINANCIAL DATA

                                                             Millions of Dollars
                                              Three Months Ended      Twelve Months Ended
                                                 December 31              December 31
                                                 2004       2003         2004        2003
INCOME/(LOSS) FROM CONTINUING OPERATIONS
    E&P
      United States                              $935        491        2,942       2,232
      International                               736        500        2,760       1,928
                                            ----------  ---------    ---------   ---------
         Total E&P                              1,671        991        5,702       4,160
                                            ----------  ---------    ---------   ---------
    Midstream                                     100         43          235         130
                                            ----------  ---------    ---------   ---------
    R&M
      United States                               484        176        2,126       1,115
      International                               269         26          617         282
                                            ----------  ---------    ---------   ---------
         Total R&M                                753        202        2,743       1,397
                                            ----------  ---------    ---------   ---------
   LUKOIL Investment                               74          -           74           -
   Chemicals                                       83         11          249           7
   Emerging Businesses                            (24)       (24)        (102)        (99)
   Corporate and other                           (177)      (238)        (794)     (1,002)
                                            ----------  ---------    ---------   ---------
   Consolidated                                $2,480        985        8,107       4,593
                                            ==========  =========    =========   =========

CUMULATIVE EFFECT OF CHANGES IN
  ACCOUNTING PRINCIPLES
    E&P
      United States                                $-          -            -         142
      International                                 -          -            -           -
                                            ----------  ---------    ---------   ---------
         Total E&P                                  -          -            -         142
                                            ----------  ---------    ---------   ---------
   Midstream                                        -          -            -           -
                                            ----------  ---------    ---------   ---------
   R&M
      United States                                 -          -            -        (125)
      International                                 -          -            -           -
                                            ----------  ---------    ---------   ---------
         Total R&M                                  -          -            -        (125)
                                            ----------  ---------    ---------   ---------
   LUKOIL Investment                                -          -            -           -
   Chemicals                                        -          -            -           -
   Emerging Businesses                              -          -            -           -
   Corporate and other                              -          -            -        (112)
                                            ----------  ---------    ---------   ---------
   Consolidated                                    $-          -            -         (95)
                                            ==========  =========    =========   =========

INCOME/(LOSS) FROM DISCONTINUED OPERATIONS
   Corporate and other                            (48)        36           22         237

SUMMARY OF NET INCOME/(LOSS)
   E&P
      United States                              $935        491        2,942       2,374
      International                               736        500        2,760       1,928
                                            ----------  ---------    ---------   ---------
         Total E&P                              1,671        991        5,702       4,302
                                            ----------  ---------    ---------   ---------
   Midstream                                      100         43          235         130
                                            ----------  ---------    ---------   ---------
   R&M
      United States                               484        176        2,126         990
      International                               269         26          617         282
                                            ----------  ---------    ---------   ---------
         Total R&M                                753        202        2,743       1,272
                                            ----------  ---------    ---------   ---------
   LUKOIL Investment                               74          -           74           -
   Chemicals                                       83         11          249           7
   Emerging Businesses                            (24)       (24)        (102)        (99)
   Corporate and other                           (225)      (202)        (772)       (877)
                                            ----------  ---------    ---------   ---------
Net income                                     $2,432      1,021        8,129       4,735
                                            ==========  =========    =========   =========



                                      1-2

                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
SELECTED FINANCIAL DATA

                                              Three Months Ended         Twelve Months Ended
                                                 December 31                 December 31
                                                2004         2003           2004         2003
INCOME FROM CONTINUING OPERATIONS
      Effective tax rate %                      42.0   %     41.3           43.6         44.9

                                                              Millions of Dollars
FOREIGN CURRENCY GAINS/(LOSSES)
   AFTER-TAX
      E&P                                       $(28)         (22)           (13)         (50)
      Midstream                                   (1)           -             (1)           -
      R&M                                         11           14             12           18
      LUKOIL Investment                            -            -              -            -
      Chemicals                                    -            -              -            -
      Emerging Businesses                          -            -              -           (1)
      Corporate and other                         23           46             44           67
                                           ----------   ----------     ----------   ----------
                                                  $5           38             42           34
                                           ==========   ==========     ==========   ==========

CASH FLOWS FROM OPERATING ACTIVITIES
   Income from continuing operations          $2,480          985          8,107        4,593
   Depreciation, depletion and amortization    1,030          911          3,798        3,485
   Property impairments                          101           60            164          252
   Dry hole costs and leasehold impairments       75          131            417          300
   Accretion on discounted liabilities            45           38            171          145
   Deferred income taxes                          90           68          1,088          401
   Undistributed equity earnings                (236)         132           (777)         (59)
   Net (gain) loss on asset dispositions         (34)          15           (116)        (211)
   Other                                        (295)        (202)          (190)        (328)
   Net working capital changes                   (69)        (114)          (680)         589
                                           ----------   ----------     ----------   ----------
   Net cash provided by continuing
    operations                                 3,187        2,024         11,982        9,167
   Net cash provided by (used in)
    discontinued operations                       10            8            (23)         189
                                           ----------   ----------     ----------   ----------
   Net cash provided by operating
    activities                                $3,197        2,032         11,959        9,356
                                           ==========   ==========     ==========   ==========

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                             $368          358          1,314        1,418
      International                            1,184          862          3,935        3,090
                                           ----------   ----------     ----------   ----------
                                               1,552        1,220          5,249        4,508
   Midstream                                       1            4              7           10
   R&M                                           574          429          1,344        1,179
   LUKOIL Investment                           2,649            -          2,649            -
   Chemicals                                       -            -              -            -
   Emerging Businesses                             1           60             75          284
   Corporate and other*                           60           71            172          188
                                           ----------   ----------     ----------   ----------
                                              $4,837        1,784          9,496        6,169
                                           ==========   ==========     ==========   ==========
*Excludes discontinued operations

OTHER
                                             At December 31, 2004       At December 31, 2003
   Total debt                                $15,002                      17,780
   Common stockholders' equity               $42,723                      34,366




                                      1-3

                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
OPERATING HIGHLIGHTS

                                                        BY SEGMENT

                                          Three Months Ended     Twelve Months Ended
                                             December 31             December 31
                                             2004       2003          2004      2003
                                                   Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                              313        318           298       325
          Lower 48                             50         50            51        54
                                         ---------  ---------    ----------  --------
                                              363        368           349       379
      Norway                                  211        205           207       213
      United Kingdom                           66         72            64        77
      Canada                                   24         28            25        30
      China                                    17         28            25        26
      Indonesia                                18         10            15        16
      Vietnam                                  33         22            33        16
      Timor Sea                                34          3            21         3
      Other                                    55         70            58        72
                                         ---------  ---------    ----------  --------
      Total consolidated                      821        806           797       832
      Equity affiliates                       103        116           108       102
                                         ---------  ---------    ----------  --------
         Total Worldwide                      924        922           905       934
                                         =========  =========    ==========  ========

   Syncrude                                    20         18            21        19
                                         =========  =========    ==========  ========

   Natural gas liquids produced
      United States
          Alaska*                              24         24            23        23
          Lower 48                             26         27            26        25
                                         ---------  ---------    ----------  --------
                                               50         51            49        48
      Norway                                    9          8             8         7
      Canada                                   11         10            10        10
      Other                                    22          3            17         4
                                         ---------  ---------    ----------  --------
         Total Worldwide                       92         72            84        69
                                         =========  =========    ==========  ========

*Includes reinjected volumes sold lease-
 to-lease.                                     14         16            14        15

                                            Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                              163        205           165       184
          Lower 48                          1,214      1,264         1,223     1,295
                                         ---------  ---------    ----------  --------
                                            1,377      1,469         1,388     1,479
      Norway                                  306        307           301       275
      United Kingdom                          852        954           818       940
      Canada                                  442        431           433       435
      Timor Sea                                35         56            35        60
      Indonesia                               266        275           250       255
      Vietnam                                  19         12            16         3
      Other                                    59         77            71        63
                                         ---------  ---------    ----------  --------
      Total consolidated                    3,356      3,581         3,312     3,510
      Equity affiliates                         4         12             5        12
                                         ---------  ---------    ----------  --------
         Total Worldwide                    3,360      3,593         3,317     3,522
                                         =========  =========    ==========  ========

   *Represents quantities available for sale.  Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                107        140           105       121

LUKOIL Investment
   Production (MB/D)*                         150          -            38         -
   Refinery Crude Oil Throughput*              77          -            19         -

    *Represents our estimated net share of LUKOIL




                                      1-4

                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
OPERATING HIGHLIGHTS

                                               Three Months Ended          Twelve Months Ended
                                                  December 31                  December 31
                                                 2004          2003           2004          2003

E&P
                                                                     Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                             $44.37         28.51          38.47         28.87
            Lower 48                            42.30         28.02          36.95         28.76
               Total U.S.                       44.08         28.45          38.25         28.85
         International                          41.75         28.42          37.18         28.27
         Total consolidated                     42.79         28.43          37.65         28.54
         Equity affiliates                      26.55         18.14          24.18         19.01
            Total Worldwide                     40.96         27.27          36.06         27.52
      Natural gas-lease (per MCF)
         United States
            Alaska                               2.23          1.88           2.35          1.76
            Lower 48                             6.04          4.32           5.46          4.81
               Total U.S.                        5.92          4.18           5.33          4.67
         International                           4.63          3.87           4.14          3.69
         Total consolidated                      5.13          3.99           4.62          4.08
         Equity affiliates                       0.25          3.96           2.19          4.44
            Total Worldwide                      5.13          3.99           4.61          4.08

Midstream
                                                             Thousands of Barrels Daily

   Natural gas liquids extracted
      Consolidated
         United States                             23            54             32            52
         International                             49            50             45            45
      Equity affiliates
         United States*                           113           110            111           111
         International                              7             6              6             7
                                            ----------   -----------     ----------   -----------
                                                  192           220            194           215
                                            ==========   ===========     ==========   ===========

*Represents 30.3 percent interest in Duke Energy Field Services LLC
 (DEFS).

                                                                    Per Barrel
U.S. product prices
Weighted average NGL**
    Consolidated                               $34.40         23.14          29.38         22.67
    DEFS                                        33.69         22.76          28.60         22.12


**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural-gas-liquids component and location mix.




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

                                ConocoPhillips
                              Houston, Texas 77079


Preliminary
OPERATING HIGHLIGHTS

                                               Three Months Ended             Twelve Months Ended
                                                    December 31                  December 31
                                                 2004          2003           2004            2003
                                                             Thousands of Barrels Daily
R&M
  United States
    Crude oil capacity                          2,160         2,168          2,164           2,168
    Crude oil runs                              2,005         2,074          2,059           2,074
    Refinery production                         2,232         2,270          2,245           2,301

  International*
    Crude oil capacity                            428           442            437             442
    Crude oil runs                                438           397            396             414
    Refinery production                           453           395            405             412

  U.S. Petroleum products outside sales
     Gasoline                                   1,415         1,365          1,356           1,369
     Distillates                                  562           530            553             575
     Aviation fuels                               195           193            191             180
     Other products                               613           474            564             492
                                            ----------   -----------     ----------   -------------
                                                2,785         2,562          2,664           2,616
  International                                   493           403            477             430
                                            ----------   -----------     ----------   -------------
                                                3,278         2,965          3,141           3,046
                                            ==========   ===========     ==========   =============

                                                                   Per Gallon
  U.S. Average sales prices**
     Automotive gasoline-wholesale              $1.40          1.00           1.33            1.05
     Automotive gasoline-retail                  1.62          1.25           1.52            1.35
     Distillates-wholesale                       1.41          0.92           1.24            0.92


    *Includes ConocoPhillips' share of equity affiliates.
   **Excludes excise taxes.




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